EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT is entered into as of November 21, 2005 (the “Agreement”), by and between WB Capital Group, Inc., a Nevada corporation (the “Buyer”) and Fortune Entertainment Corporation, a Delaware corporation (the “Company”). Each of the Company and the Buyer is referred to herein as a “Party,” and they are referred to collectively as “Parties.”

W I T N E S S E T H:

WHEREAS, the Company wishes to issue and sell and the Buyer wishes to purchase 3,000,000 shares of the Company’s common stock (the “Shares”) and Promissory Notes in the form of Exhibit 1 attached hereto in the principal amount of $126,000 (the “Promissory Notes,” collectively with the Shares referred to herein as the “Securities”);

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I

PURCHASE OF SECURITIES

1.1   Incorporation of Recitals. The provisions and recitals set forth above are hereby referred to and incorporated herein and made a part of this Agreement by reference.

1.2   Purchase of Shares. Subject to the terms and conditions of this Agreement and the Escrow Agreement (as defined in Section 1.3 below), on the Closing Date (as hereinafter defined) the Company shall issue and the Buyer shall purchase: (i) 3,000,000 shares of the Company’s common stock for an aggregate purchase price of US$214,000 (the “Share Purchase Price”); and (ii) Promissory Notes in the principal amount of $126,000 for a purchase price of $126,000 (the “Note Purchase Price,” collectively with the Share Purchase Price, referred to herein as the “Purchase Price”).

1.3   Closing. The Closing shall take place no later than November 25, 2005 (the “Closing Date”). Prior to the Closing Date, in addition to the delivers set forth in Article V hereof, (a) Buyer shall deposit the Purchase Price in the account of the Escrow Agent as set forth in the Escrow Agreement, a form of which is attached hereto as Exhibit 2 (the “Escrow Agreement”); (b) the Company shall deliver to the Escrow Agent stock certificate(s) evidencing the Shares (the “Shares Certificate”); (c) the Company shall deliver to the Escrow Agent executed Promissory Notes. On the Closing Date, the Escrow Agent shall transfer the Shares Certificate and the Promissory Notes to Buyer per Buyer’s instructions and shall deposit the Purchase Price, less wire transfer fees, as set forth in the Escrow Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Buyer that now and/or as of the Closing (for purposes of this Article II, the Company shall referred to the Company and all of its subsidiaries):

2.1   Due Organization and Qualification; Subsidiaries; Due Authorization.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company, taken as a whole.

(b) At the time of Closing, the Company does not have any subsidiaries and does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought. This Agreement, the Actions, and the transactions contemplated hereby have been unanimously approved by the Board of Directors of the Company and by the holders of a majority of the outstanding shares of Common Stock of the Company.

2.2   No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (“Liens”) upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3   Capitalization. The authorized capital stock of the Company, on the Closing Date, shall be 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), of which 88,429 shares are outstanding, and 40,000,000 shares of Common Stock, par value $0.0001 per share, of which 36,885,129 (the “Company Shares”) shares are as of the date hereof, issued and outstanding. The Company has no issued and outstanding shares of preferred stock. All of the Company Shares are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive right of stockholders. The Company Shares are not, and those shares of Common Stock when issued in accordance with the terms hereof will not be, subject to any preemptive or subscription right. There is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for the common stock of the Company, nor has the Company, or any of its agents orally agreed to issue any of the foregoing, other than the Preferred Stock which converts into shares of Common Stock on a 6 shares of Preferred Stock to 1 share of Common Stock basis. There are no declared or accrued unpaid dividends with respect to any shares of the Company’s common stock. There are no agreements, written or oral, between the Company and any of their shareholders or among any Company shareholders relating to the acquisition (including without limitation rights of first refusal or preemptive rights), or disposition, or registration under the Securities Act or voting of the capital stock of the Company. There are no outstanding shares of Company Common Stock that are subject to vesting. The Company has no other capital stock authorized, issued or outstanding.

2.4   Financial Statements.

(a)   SEC Documents. The Company hereby makes reference to the following documents filed with the United States Securities and Exchange Commission (the “SEC”), as posted on the SEC’s website, www.sec.gov: (collectively, the “SEC Documents”): (a) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, 2003, 2002, 2001, 2000 and 1999; (b) General Form For Registration of Securities Of Small Business Issuers on Form 10-SB12G as filed on October 30, 1998, and all amendments thereto; and (c) Quarterly Reports on Form 10-QSB for the periods ended September 30, 1999, 2000, 2001, 2002, 2003 and 2004, March 31, 1999, 2000, 2001, 2002, 2003, 2004 and 2005, and July 31, 1999, 2000, 2001, 2002, 2003 and 2004, and all amendments thereto. The SEC Documents constitute all of the documents and reports that the Company was required to file with the SEC pursuant to the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations promulgated thereunder by the SEC since the effectiveness of the Company’s Form 10-SB12G filed on October 30, 1998, as amended. The financial statements included in the SEC Documents include copies of the balance sheets of the Company at December 31, 2003 and 2004, and the related statements of operations and stockholders’ cash flows for the fiscal years then ended, including the notes thereto, as audited by Schumacher & Associates, Inc., independent accountants, and the balance sheet of the Company at September 30, 2005 and the related statements of operations and stockholders’ cash flows for the nine-month period then ended prepared by the Company’s management (all such statements being referred to collectively as the “Company Existing Financial Statements”). All the Company Existing Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. These Company Existing Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

(b)   Since the date of the latest Company Existing Financial Statements (the “Most Recent Date”), there has been no material adverse change in the condition, financial or otherwise, net worth, prospects or results of operations of the Company. Without limiting the foregoing, since the Most Recent Date:

(i)   the Company has not sold, leased, transferred or assigned any of their assets, tangible or intangible, other than in the ordinary course of business and other than as required herein with the exception of the Company’s interest in PVA, TRI, and GMAD which shall be transferred and removed from the Company prior to Closing;

(ii)   the Company has not entered into any agreement, contract, commitment, lease or license (or series of related agreements, contracts, commitments, leases and licenses);

(iii)   no party (including the Company) has accelerated, terminated, modified or canceled any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) to which the Company is a Party or by which the Company or its assets are bound;

(iv)   the Company has not made any capital expenditure (or series of related capital expenditures) of whatever nature;

(v)   the Company has not made any capital investments in, any loans to, or any acquisitions of the securities or assets of any other Person (or a series of related capital investments, loans and acquisitions);

(vi)   the Company has not issued any notes, bonds or other debt securities, or created, incurred, assumed or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

(vii)   the Company has not canceled, compromised, waived or released any right or claim (or series of related rights and claims);

(viii)   the Company has not made any loans to, or entered into any other transactions with, any of their respective directors, officers, or employees; and

(ix)   the Company has committed to do any of the foregoing.

2.5   Further Financial Matters. The Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, and which are not reflected in the Company Financial Statements.

2.6   Taxes. The Company has filed all United States federal, state, county, local and foreign, national, provincial and local returns and reports which were required to be filed on or prior to the Closing Date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. The amount shown on the Company’s most recent balance sheet as provision for taxes is sufficient in all material respects to pay all accrued and unpaid federal, state, local and foreign taxes for the period then ended and all prior periods. No tax return or tax return liability of the Company has been audited or, presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Financial Statements. All such amounts and penalties are set forth in the Company’s balance sheet.

2.7    Indebtedness; Contracts; No Defaults; Liabilities.

(a)   The Company has no instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party, all of which will be extinguished shortly after the Closing.

(b)   Neither the Company, nor, to the Company’s knowledge, any other person or entity is in breach, or in default under any contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a breach or default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

(c)   Other than the liabilities set forth on Schedule B which shall be paid off immediately after the closing, the Company shall have only $25,000 in liabilities.

2.8    Real Property. The Company does not own or lease any real property.

2.9    Compliance.

(a)   The Company is not conducting its respective business or affairs in violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b)   The Company is in compliance with all applicable federal, state, local and foreign laws and regulations. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any circumstances.

2.10   Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. The Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

2.11   Litigation.

(a)   There is no claim, dispute, action, suit, inquiry, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12 month period preceding the date hereof other than with Hart & Trinen which shall be settled upon Closing;

(b)   There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or affecting the business of the Company other than with Hart & Trinen which shall be settled upon Closing; and

(c)   The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.12   Insurance. The Company does not currently maintain any form of insurance.

2.13   Certificate of Incorporation and By-laws; Minute Books. Certified copies of the Company’s Certificate of Incorporation and its by-laws have been forwarded to the Buyer. Such copies of the Certificate of Incorporation and By-laws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company as forwarded to the Buyer contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company as forwarded to the Buyer are true, correct and complete.

2.14   Employee Benefit Plans. The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans (“as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the “Code”) (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time (“Benefit Plans”).

2.15   Patents; Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature. The business conducted by the Company has not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, mask-works, licenses, trade secrets, processes, data, know-how or other intellectual property rights of any other Person.

2.16   Brokers. The Company has not agreed to or incurred any obligation or other liability that could be claimed against the Company or Buyer or any other person for any finder’s fee, brokerage commission or similar payment.

2.17   Affiliate Transactions. Neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Company to any liability or obligation from and after the Closing Date.

2.18   Trading. The Company Common Stock is currently listed for trading on the OTC Bulletin Board (the “Bulletin Board”), and the Company has not received any notices that its common stock is subject to being delisted therefrom.

2.19   Compliance. The Company has complied with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”), and is current in its filings under the Exchange Act and the Securities Act.

2.20   Filings. To the knowledge of the Company, none of the filings made by the Company under the Securities Act or the Exchange Act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

2.21   Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission (“Governmental Entity”) is required by or with respect to the Company in connection with the execution and delivery of this Agreement and any related agreements to which the Company is a party or the consummation of the transactions contemplated hereby and thereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

2.22   Schedules.  All lists or other statements, information or documents set forth in, attached to any Schedule provided pursuant to this Agreement or delivered hereunder shall be deemed to be representations and warranties by the Company with the same force and effect as if such lists, statements, information and documents were set forth herein. Any list, statement, document or any information set forth in, attached to any Schedule provided pursuant to this Agreement or delivered hereunder shall not be deemed to constitute disclosure for any other Schedule provided pursuant to this Agreement unless specific cross reference is made and shall survive after closing.

2.23   Environmental Matters. The Company has never: (i) operated any underground storage tanks at any property that the Company has at any time owned, operated, occupied or leased; or (ii) illegally released any material amount of any substance that has been designated by any Governmental Entity or by applicable foreign, federal, state, or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws), but excluding office and janitorial supplies properly and safely maintained.

2.24.   Subsidiaries. The Company does have any subsidiaries and does not own any securities of another corporation, partnership, limited liability company or other forms of business entities.

2.25   Representations and Warranties. The representations and warranties of the Company included in this Agreement and any list, statement, document or information set forth in, attached to any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made and shall survive after closing as set forth herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants to the Company that now and/or as of the Closing:

3.1   Authority Relative to this Agreement. The Buyer has the requisite power and/or authority to enter into this Agreement and carry out his/her obligations hereunder. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

3.2   Buyer Representation Regarding the Securities. The Buyer understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Buyer’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Buyer is acquiring the Shares and the Promissory Notes hereunder in the ordinary course of its business. The Buyer does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

3.3   Buyer Status. At the time the Buyer receives any of the Securities, the Buyer will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

3.4   Experience of the Buyer. The Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

3.5   General Solicitation. The Buyer is not receiving the Securities as a result of any advertisement, article, notice or other communication regarding the Shares or the Promissory Notes published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE IV

DELIVERIES & CONDITIONS

4.1   Items to be delivered to Buyer prior to or at the Closing by the Company. Buyer’s obligation to purchase the Securities is conditioned on the following closing conditions and deliveries:

(a)   Full and complete responses to the due diligence request list of Buyer including but not limited to the following:

(i)   Certified copies of the articles of incorporation and amendments thereto, by-laws and amendments thereto, certificate of good standing in the Company’s state of incorporation;

(ii)   all minutes and resolutions of the board of directors and of the shareholders (and meetings of shareholders) in possession of the Company;

(iii)   shareholder list of the Company;

(iv)   all financial statements and tax returns in possession of the Company;

(v)   all applicable schedules hereto;

(c)   A copy of this Agreement duly executed has been delivered to the Escrow Agent;

(d)   Share Certificates issued in the name of the Buyer or its designee or assignee; has been delivered to the Escrow Agent;

(e)   Any other document reasonably requested by Buyer that Buyer deems necessary for the consummation of this transaction;

(f)   A copy of the Escrow Agreement duly executed;

(g)   Promissory Notes duly executed;

(h)   The Buyer is satisfied with its due diligence investigation of the Company, in its sole discretion;

(i)   Delivery of the Amended and Restated Promissory Notes and the cancelled Promissory Notes; and

(j)   the representations and warranties set forth in Articles 2 of this Agreement shall be true and correct in all material respects.

4.2   Items to be delivered to the Escrow Agent prior to or at Closing by Buyer.

(a)   All applicable exhibits and schedules hereto;

(b)   A copy of this Agreement duly executed;

(c)   A copy of the Escrow Agreement duly executed;

(d)   any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

ARTICLE V

TERMINATION

5.1   Termination. This Agreement may be terminated:

(a)   at any time before, or at, Closing by written notice of Buyer;

(b)   prior to the Closing by any Party at any time if any provision (including, but not limited to, the representations and warranties) of this Agreement that is applicable to or required to be performed by the other Party shall be materially untrue or fail to be accomplished or if any conditions set forth in Article 4 hereof have not been fully satisfied;

(c)   Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each Party shall bear all costs and expenses as that Party has incurred.

ARTICLE VI

MISCELLANEOUS

6.1   Survival of Representations, Warranties and Agreements. All representations, warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date. Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein.

6.2   Access to Books and Records. During the course of this transaction through Closing, each Party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

6.3   Further Assurances. If, at any time after the Closing, the Parties hereby mutually agree that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the Parties are fully authorized to take any and all such action.

6.4   Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by that Party by notice in the manner provided herein:

If to the Company:

Fortune Entertainment Corp
8687 West Sahara Ave
Suite 150
Las Vegas, NV 89117
Attn: Douglas R Sanderson, CEO & President

If to Buyer:

WB Capital Group, Inc.
385 Freeport #1
Sparks, Nevada 89431
Attn: Calvin Wong, President

6.5   Entire Agreement. This Agreement, the Exhibits and Schedules hereto and any instruments and agreements to be executed pursuant to this Agreement, set forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

6.6   Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by the Corporation except with the prior written consent of the Buyer. This Agreement and all of the obligations of the Company may be assigned by the Buyer without the prior notice to the Company or written consent of the Company and upon assignment, all of the rights and obligations of Buyer shall be the rights and obligations of the Buyer’s designated assignee.

6.7   Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Nevada, USA that are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

6.8   Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.9   Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Schedules hereto are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

6.10   Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

6.11   Arbitration. Any controversy arising out of, connected to, or relating to any matters herein of the transactions with the Parties hereto on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of federal and/or state securities laws, banking statutes, consumer protection statutes, federal and/or state anti-racketeering (e.g. RICO) claims as well as any common law claims and any state law claims of fraud, negligence, negligent misrepresentations, and/or conversion, or the laws of any territory, country or jurisdiction, shall be settled by arbitration; and in accordance with this paragraph any judgment on the arbitrator’s award may be entered in any court having jurisdiction thereof. In the event of such a dispute, each party agrees to arbitration conducted through the auspices of American Arbitration Association. Venue for any action shall lie in Nevada, USA.

6.12   [intentionally omitted.]

6.13   Confidentiality; Public Disclosure. Each of the parties hereto hereby agrees that the information obtained pursuant to the negotiation and execution of this Agreement shall be treated as confidential and not be disclosed to third parties who are not agents of one of the Parties to this Agreement.

6.14   Notification of Certain Matters. Each Party shall give prompt notice to the other of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate and (ii) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect any remedies available to the party receiving such notice. Further, disclosure pursuant to this Section shall not be deemed to amend or supplement the Schedules hereto or prevent or cure any misrepresentations, breach of warranty or breach of covenant.

6.15   Currency. The parties hereto agree that all monetary amounts set forth herein are referenced in United States dollars, unless otherwise stated.

6.16   Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

6.17   Counterparts. This Agreement may be executed in counterparts and by facsimile signatures. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. All such counterparts shall together constitute one and the same instrument.

[Signatures to Follow]

IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date first set forth above.

BUYER:

WB Capital Group, Inc., a Nevada corporation

By:	/s/ Calvin Wong
Calvin Wong President

COMPANY:

Fortune Entertainment Corporation, a Delaware corporation

By:	/s/ Douglas R. Sanderson
Douglas R. Sanderson CEO & President

Exhibit 1
Form of Promissory Note

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

FORTUNE ENTERTAINMENT CORPORATION

Promissory Note
due January 31, 2006

Dated: November 21, 2005	$126,000.00

For value received, FORTUNE ENTERTAINMENT CORPORATION, a Delaware corporation (the "Maker"), hereby promises to pay CENTRAL CLASS GROUP LIMITED, a British Virgin Island company (collectively, with its successors, representatives, and assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of One Hundred Twenty-Six Thousand dollars together with interest thereon.

All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder set forth in Section 4.1 herein. The outstanding principal balance of this Note shall be due and payable on January 31, 2006 (the "Maturity Date") or at such earlier time as provided herein.

ARTICLE I

Section 1.1  Note Issuance.   This Note is issued pursuant to that certain Securities Purchase Agreement between the Maker and the Holder dated of even date herewith.

Section 1.2  Interest.   Beginning 90 days after the date of this Agreement (“Interest Commencement Date”), the outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to five percent (5%), payable in cash. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months and shall accrue commencing on the Interest Commencement Date. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), then to the extent permitted by law, the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Event of Default of the lesser of twenty-five percent (25%) and the maximum applicable legal rate per annum.

ARTICLE II

EVENTS OF DEFAULT; REMEDIES

Section 2.1  Events of Default.   The occurrence of any of the following events shall be an "Event of Default" under this Note:

(a)  the Maker shall fail to make the payment of any amount of principal or interest outstanding on the date such payment is due hereunder; or

(b)  the Maker shall fail to (i) timely deliver the shares of common stock upon conversion of the Note as provided for herein, or (ii) make the payment of any fees and/or liquidated damages under this Note; or

(c)  the Maker shall be in default in the performance or observance of (i) any material covenant, condition or agreement contained in this Note and such default is not fully cured within five (5) business days after the occurrence thereof; or

(d)  the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as amended, the “Bankruptcy Code”) or under the comparable laws of any jurisdiction, (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction, or (vi) take any action under the laws of any jurisdiction analogous to any of the foregoing; or

(e)  the Maker shall be in breach of or default under the terms, provisions, conditions or provisions of any other agreement to which the Maker and Holder are parties including such agreements in existence as of the date hereof and those agreements executed by the parties hereafter; or

(f)  the Maker shall be in default under any other promissory note or any other payment obligation in whatever form made by the Maker in excess of $2,500; or

(g)  a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction against the Maker or action under the laws of any jurisdiction analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days.

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Section 2.2  Remedies Upon An Event of Default.   If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; (b) demand that the principal amount of this Note then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock, or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note or applicable law. In addition, the applicable rate of interest shall be adjusted pursuant to Section 1.2.

ARTICLE III

[INTENTIONALLY OMITTED]

ARTICLE IV

MISCELLANEOUS

Section 4.1  Notices.   Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Any notice to the Maker shall be sent to:

Fortune Entertainment Corporation
Attention: Douglas R. Sanderson
Facsimile Number: (702) 254-3190

Any notice to the Holder shall be sent to:

Central Class Group Limited
_________________________
_________________________

Section 4.2  Governing Law.   This Note shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

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Section 4.3  Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.   The remedies provided in this Note shall be cumulative. The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 4.4  Binding Effect.   The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

Section 4.5  Amendments.   This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

Section 4.6  Failure or Indulgence Not Waiver.   No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 4.7  Waivers. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

Section 4.13      Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means a day in which the Common Stock is traded in the over-the-counter market, as reported by the NASD OTC Bulletin Board or such other exchange on which the Common Stock is then traded.

[signature page follows]

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IN WITNESS WHEREOF, the Maker has executed this Promissory Note as of the day and year first above written.

FORTUNE ENTERTAINMENT CORPORATION

By:	/s/ Douglas R. Sanderson
Name: Douglas R. Sanderson Title: Chief Executive Officer

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